Exhibit 10.2

AMENDMENT NO. 2
Dated as of December 2, 1999

to

REVOLVING CREDIT AGREEMENT
Dated as of November 25, 1997

       THIS AMENDMENT ("Amendment") dated as of December 2, 1999 is entered into among:

(1)	MANPOWER INC., a Wisconsin corporation (the "Borrower"),
(2)	the banks (the "Banks") listed on the signature pages hereof,
(3)

CREDIT LYONNAIS CHICAGO BRANCH, BANK ONE, NA, having its principal office in Chicago, Illinois (formerly known as "The First National Bank of Chicago"), FLEET NATIONAL BANK and MELLON BANK, N.A. as co-agents for the Banks (the "Co-Agents"),

(4)

CREDIT LYONNAIS NEW YORK BRANCH as the initial issuing bank in respect of "Facility Letters of Credit" (the "Issuing Bank"), and CREDIT LYONNAIS CHICAGO BRANCH as an agent for such Issuing Bank (the "Issuing Bank Agent"), under the Credit Agreement referred to below,

(5)	CITIBANK INTERNATIONAL PLC as agent (the "Euro-Agent") for the Banks in connection with certain of the "Eurocurrency Advances" made under the Credit Agreement referred to below, and
(6)	CITIBANK, N.A. ("Citibank") as agent (the "Agent") for the Banks and the Issuing Banks under the Credit Agreement referred to below.

       PRELIMINARY STATEMENT. The Borrower, certain of the Banks, the Co-Agents, the Issuing Bank, the Issuing Bank Agent, the Euro-Agent and the Agent have entered into a Revolving Credit Agreement dated as of November 25, 1997 (as amended prior to the date hereof, the "Credit Agreement", capitalized terms herein used as therein defined unless otherwise defined herein). The Borrower has requested that the Credit Agreement be amended as hereinafter set forth. The parties to the Credit Agreement are, on the terms and conditions stated below, agreeable to granting the request of the Borrower.

       SECTION 1. Amendment. The parties to the Credit Agreement hereby agree, effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, to the following amendments:

1.1 Section 1.01 of the Credit Agreement is amended to add the following definition in the appropriate alphabetical order:

" 'Domestic Subsidiary' shall have the meaning assigned to such term in Section 6.01(i)."

1.2 Section 7.01(k) of the Credit Agreement is amended to delete the reference therein to "0.55" and to substitute therefor "0.6".

1.3 Section 7.02(a) of the Credit Agreement is amended to (1) delete the word "and" at the end of clause (vi) thereof, (2) replace the period at the end of clause (vii) thereof with "; and", and (3) add the following clause at the end thereof:

"(viii) Liens permitted by Section 7.02(h)."

1.4 Section 7.02(c) of the Credit Agreement is amended to delete clause (i) thereto in its entirety and to substitute the following therefor:

"(i) the Borrower or any Subsidiary of the Borrower may, in the ordinary course of its business, acquire all or any portion of the stock of any Person conducting business primarily in the staffing or workforce management services industry or acquire all or substantially all of the assets used in the conduct by any Person of a business primarily in the staffing or workforce management services industry (and assume the liabilities related to such assets); and".

1.5 Section 7.02(e) of the Credit Agreement is amended to delete clause (vi) thereto in its entirety and to substitute the following therefor:

"(vi) extending loans or other financial accommodations to the Borrower, any Domestic Subsidiary, Manpower France S.A.R.L., Manpower GmbH Salespower, Manpower Japan Co., Ltd., Manpower PLC, or Manpower Italia Srl and its Subsidiaries or their successors (collectively, the 'Designated Affiliates');".

1.6 Section 7.02(g) of the Credit Agreement is amended to delete the first paragraph thereof and to substitute the following therefor:

"At any time, become, or permit any of its Subsidiaries to become, subject to any document, instrument, agreement, charter, by-laws, cooperative association, consensual decree or other contractual or constitutional arrangement that has the effect (either alone or together with any other contractual or constitutional arrangements) of in any manner impairing, limiting, restricting or delaying the ability of any of its Subsidiaries (other than Ironwood Capital Corporation) to:".

1.7 Section 7.02(g) of the Credit Agreement is amended to add the following proviso at the end thereof:

"Provided, that the existence of (1) the covenants contained in Section 7.02(b) and Section 7.02(e) and (2) covenants substantially similar to Section 7.02(b), Section 7.02(e) or this Section 7.02(g) under Section 6.02 of the Revolving Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time), dated as of December 2, 1999, among the Borrower, the financial institutions party thereto and Citibank, as agent, shall not constitute a violation of this Section 7.02(g)."

1.8 Section 7.02(h) of the Credit Agreement is amended to delete the phrase "Subsidiary of the Borrower's" therein and to substitute therefor "Subsidiary's".

1.9 Section 8.01(g) of the Credit Agreement is amended to delete the reference to "$500,000" therein and to substitute therefor "$5,000,000".

       SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon receipt by the Agent of (a) counterparts of this Amendment executed by the Borrower, such number of Banks as comprise the Majority Banks and the Issuing Bank or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment and (b) payment from the Borrower in immediately available funds of an amount equal to the product of (i) 0.03% and (ii) the aggregate Commitments of each of the Banks on the signature pages hereof as in effect on the date hereof (the "Amendment Commitment Amount"), which amount the Agent shall allocate and forward to such Banks in accordance with each such Bank's pro rata share of the Amendment Commitment Amount.

       SECTION 3. Covenants, Representations and Warranties of the Borrower.

3.1 Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

3.2 The Borrower hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.3 The Borrower hereby represents and warrants that, immediately after giving effect to this Amendment, no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default shall exist.

       SECTION 4. Reference to and Effect on the Credit Agreement.

4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank, the Issuing Bank, any Co-Agent, the Issuing Bank Agent, the Euro-Agent or the Agent under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

       SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

       SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as distinguished from the conflicts of laws rules) of the State of New York.

       SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

MANPOWER INC.

By: /s/ Michael J. Van Handel Name: Michael J. Van Handel Title: Senior Vice President - Chief Financial Officer and Secretary

CITIBANK, N.A., as Agent

By: /s/ Laura A. Siracuse Name: Laura A. Siracuse Title: Vice President

CITIBANK INTERNATIONAL, PLC, as Euro-Agent

By: /s/ Laura A. Siracuse Name: Laura A. Siracuse Title: Attorney-In-Fact

CREDIT LYONNAIS CHICAGO BRANCH, as Co-Agent

By: /s/ Lee E. Greve Name: Lee E. Greve Title: First Vice President

BANK ONE, NA (formerly known as "The First National Bank of Chicago"), as Co-Agent

By: /s/ Jenny Gilpin Name: Jenny A. Gilpin Title: First Vice President

FLEET NATIONAL BANK, as Co-Agent

By: Name: Title:

MELLON BANK, N.A., a Co-Agent

By: /s/ L. E. Flori Name: Louis E. Flori Title: Vice President

CREDIT LYONNAIS, NEW YORK BRANCH, as Issuing Bank

By: /s/ R. J. Ivosevich Name: Robert Ivosevich Title: Senior Vice President

CREDIT LYONNAIS, CHICAGO BRANCH as Issuing Bank Agent

By: /s/ Lee E. Greve Name: Lee E. Greve Title: First Vice President

THE BANKS

CITIBANK, N.A.

By:   /s/ Laura A. Siracuse
      Name:  Laura A. Siracuse
      Title:  Vice President

CREDIT LYONNAIS, CHICAGO BRANCH

By:   /s/ Lee E. Greve
      Name:  Lee E. Greve
      Title:  First Vice President

BANK ONE, NA (formerly known as
"The First national Bank of Chicago")

By:   /s/ Jenny Gilpin
      Name:  Jenny A. Gilpin
      Title:  First Vice President

FLEET NATIONAL BANK

By:
      Name:
      Title:

MELLON BANK, N.A.

By:   /s/ L. E. Flori
      Name:  Louis E. Flori
      Title:  Vice President

BANQUE NATIONALE DE PARIS

By:   /s/ Arnaud Collin du Bocage
      Name:  Arnaud Collin du Bocage
      Title: E.V.P. and General Manager

WACHOVIA BANK, N.A.

By:   /s/ B. Brantley Echols
      Name:  B. Brantley Echols
      Title:  Senior Vice President

THE BANK OF NOVA SCOTIA (For Advances
denominated in Dollars and for Facility Letters of Credit)

By:   /s/ M. D. Smith
      Name:  M. D. Smith
      Title:  Agent Operations

SCOTIABANK EUROPE PLC (For Advances
denominated in any Alternate Currency)

By:   /s/ J. M. Copley
      Name:  J. M. Copley
      Title:  Authorised Signatory

THE BANK OF TOKYO-MITSUBISHI, LTD.
CHICAGO BRANCH

By:   /s/ Hisashi Miyashiro
      Name:  Hisashi Miyashiro
      Title:  Deputy General Manager

THE DAI-ICHI KANGYO BANK, LTD.,
CHICAGO BRANCH

By:   /s/ Nobuyasu Fukatsu
      Name:  Nobuyasu Fukatsu
      Title:  General Manager

FIRSTAR BANK MILWAUKEE, N.A.

By:   /s/ R. Bruce Anthony
      Name:  R. Bruce Anthony
      Title:  Assistant Vice President

M&I MARSHALL & ILSLEY BANK

By: /s/ Thomas F. Bickelhaupt Name: Thomas F. Bickelhaupt Title: Vice President	and	By: /s/ Gina A. Peter Name: Gina A. Peter Title: Senior Vice President

THE SAKURA BANK, LIMITED

By:
      Name:
      Title:

SUNTRUST BANK, CENTRAL FLORIDA,
NATIONAL ASSOCIATION

By:   /s/ Philip Potter
      Name:  Philip Potter
      Title:  Officer

TORONTO DOMINION (TEXAS), INC.

By:
      Name:
      Title:

PARIBAS

By: /s/ Karen E. Coons Name: Karen E. Coons Title: Vice President	and	By: /s/ Ann B. McAloon Name: Ann B. McAloon Title: Vice President